EXHIBIT A

                                      Fees


The Advisors' Inner Circle Fund
                                                                                 Maximum
Fund Name                                                        Class             Fee
--------------------------------------------------------------------------------------------
Acadian Emerging Markets Portfolio                               Investor         0.25%
                                                                 Y                0.10%
--------------------------------------------------------------------------------------------
AT Disciplined Equity Fund                                       Investor         0.15%
--------------------------------------------------------------------------------------------
AT Income Opportunity Fund                                       Investor         0.15%
--------------------------------------------------------------------------------------------
AT Mid Cap Equity Fund                                           Investor         0.15%
--------------------------------------------------------------------------------------------
Cambiar Opportunity Fund                                         Investor         0.25%
--------------------------------------------------------------------------------------------
Cambiar International Equity Fund                                Investor         0.25%
--------------------------------------------------------------------------------------------
Cambiar Small Cap Fund                                           Investor         0.25%
--------------------------------------------------------------------------------------------
Cambiar Unconstrained Equity Fund                                Investor         0.25%
--------------------------------------------------------------------------------------------
Cambiar SMID Fund                                                Investor         0.25%
--------------------------------------------------------------------------------------------
Cambiar Global Select Fund                                       Investor         0.25%
--------------------------------------------------------------------------------------------
Cambiar International Small Cap                                  Institutional    0.25%
--------------------------------------------------------------------------------------------
CBRE Clarion Long Short Fund                                     Institutional    0.10%
                                                                 Investor         0.20%
--------------------------------------------------------------------------------------------
CBRE Clarion Global Infrastructure Value Fund                    Institutional    0.10%
                                                                 Investor         0.20%
--------------------------------------------------------------------------------------------
Cornerstone Advisors Fixed Income Fund                           Institutional    0.05%
--------------------------------------------------------------------------------------------
Cornerstone Advisors Global Public Equity Fund                   Institutional    0.05%
--------------------------------------------------------------------------------------------
Cornerstone Advisors Income Opportunities Fund                   Institutional    0.05%
--------------------------------------------------------------------------------------------
Cornerstone Advisors Public Alternatives Fund                    Institutional    0.05%
--------------------------------------------------------------------------------------------
Cornerstone Advisors Real Assets Fund                            Institutional    0.05%
--------------------------------------------------------------------------------------------
Edgewood Growth Fund                                             Retail           0.25%
                                                                 S                0.25%
--------------------------------------------------------------------------------------------
Hamlin High Dividend Equity Fund                                 Investor         0.25%
--------------------------------------------------------------------------------------------
Sands Capital Global Growth Fund                                 Investor         0.25%
--------------------------------------------------------------------------------------------
THB MicroCap Fund                                                Investor         0.25%
--------------------------------------------------------------------------------------------
THB Small Cap Value Fund                                         Investor         0.25%
--------------------------------------------------------------------------------------------
Westwood SmidCap Fund                                            Institutional    0.20%
--------------------------------------------------------------------------------------------
Westwood SmidCap Plus Fund                                       Institutional    0.20%
--------------------------------------------------------------------------------------------
Westwood SmallCap Value Fund                                     Institutional    0.20%
--------------------------------------------------------------------------------------------
Westwood Opportunistic High Yield Fund                           Institutional    0.15%
--------------------------------------------------------------------------------------------
Westwood Market Neutral Income Fund                              Institutional    0.15%
--------------------------------------------------------------------------------------------
Westwood Income Opportunity Fund                                 Institutional    0.15%
--------------------------------------------------------------------------------------------


                                                        Revised: August 16, 2016